Exhibit 99.1

Windstream Holdings, Inc. Files for Voluntary Reorganization Under Chapter 11
of the U.S. Bankruptcy Code Following Judge Furman’s Decision

Intends to Use Court-Supervised Process to Address Accelerated Debt Maturities Resulting
from the Decision Against Windstream Services, LLC

Committed to Operating Its Business as Usual, Including Providing Exceptional Service to Consumers and Businesses across the U.S.

Secures Commitment of $1 Billion in Debtor-in-Possession Financing to Support Business Operations

LITTLE ROCK, Ark., Feb. 25, 2019 - Windstream Holdings, Inc. (NASDAQ: WIN) (the “Company”) today announced that the Company and all of its subsidiaries have filed voluntary petitions for reorganization under Chapter 11 of the U.S. Bankruptcy Code in the U.S. Bankruptcy Court for the Southern District of New York (the “Court”). The Company intends to use the court-supervised process to address debt maturities that have been accelerated as a result of the recent decision by Judge Jesse Furman in the Southern District of New York against Windstream Services, LLC, a subsidiary of the Company.

“Following a comprehensive review of our options, including an appeal, the Board of Directors and management team determined that filing for voluntary Chapter 11 protection is a necessary step to address the financial impact of Judge Furman’s decision and the impact it would have on consumers and businesses across the states in which we operate,” said Tony Thomas, president and chief executive officer of Windstream. “Taking this proactive step will ensure that Windstream has access to the capital and resources we need to continue building on Windstream’s strong operational momentum while we engage in constructive discussions with our creditors regarding the terms of a consensual plan of reorganization. We acted decisively to secure the long-term financial stability of Windstream, and we are confident that, upon completion of the reorganization process, we will be even better positioned to invest in our business, expand our speed and capabilities for our customers and compete for the long term.

“I want to express my appreciation for the continued focus of the entire Windstream team as well as the loyalty and patience of our customers, vendors, channel partners and other stakeholders,” continued Thomas. “With approval from the Court, we will continue paying our employees, maintaining our relationships with our vendors and business partners and serving our customers as usual. We remain committed to providing critical voice and data services and ensuring customers realize the maximum benefit in transitioning to next-generation technology solutions and premium broadband services.”

Windstream has received a commitment from Citigroup Global Markets Inc. for $1 billion in debtor-in-possession (“DIP”) financing. Following approval by the Court, this financing, combined with access to the cash generated by the Company’s ongoing operations, will be available to meet Windstream’s operational needs and continue operating its business as usual.

In conjunction with the filing, the Company has filed a number of customary first day motions. These motions will allow the Company to continue to operate in the normal course of business without interruption or disruption to its relationships with its customers, vendors, channel partners and employees. The Company expects to receive Court approval for these requests and intends to pay vendors in full for all goods received and services provided to Windstream after the filing date.

Judge Jesse Furman’s Decision

As previously announced on February 15, 2019, Judge Furman ruled that Windstream Services, LLC’s 2015 spinoff of certain telecommunications network assets into a real estate investment trust (REIT) violated its agreements with bondholders. The decision arose from challenges by Aurelius Capital Management (“Aurelius”) and U.S. Bank National Association that the spinoff was invalid under the terms of those agreements.

“Windstream strongly disagrees with Judge Furman’s decision,” Thomas said. “The Company believes that Aurelius engaged in predatory market manipulation to advance its own financial position through credit default swaps at the expense of many thousands of shareholders, lenders, employees, customers, vendors and business partners. Windstream stands by its decision to defend itself and try to block Aurelius’ tactics in court. The time is well-past for regulators to carefully examine the ramifications of an unregulated credit default swap marketplace.

“Windstream did not arrive in Chapter 11 due to operational failures and currently does not anticipate the need to restructure material operations,” Thomas said. “While it is unfortunate that Aurelius engaged in these tactics to advance its returns at the expense of Windstream, we look forward to working through the financial restructuring process to secure a sustainable capital structure so we can maintain our strong operational performance and continue serving our customers for many years to come.”

The effect of Judge Furman’s decision was that an event of default under the relevant indenture had occurred that had not been cured or waived. The acceleration of the obligations outstanding under such indenture gave rise to a cross-default under the indentures governing Windstream’s other series of secured and unsecured notes. In addition, the decision gave rise to a cross-default under the credit agreement governing Windstream’s secured term and revolving loan obligations.

Additional Resources

Additional resources for customers, vendors and other stakeholders, and other information on Windstream’s filings, can be accessed by visiting Windstream’s restructuring website at www.windstreamrestructuring.com. Court filings and other documents related to the Chapter 11 process are available on a separate website administered by Windstream’s claims agent, Kurtzman Carson Consultants LLC (“KCC”) at http://www.kccllc.net/windstream. Information is also available by calling 877-759-8815 (toll-free in the U.S.) or +1-424-236-7262 (for parties outside the U.S.).

Advisers

Kirkland & Ellis LLP is serving as legal counsel, PJT Partners LP is serving as financial adviser and Alvarez & Marsal is serving as restructuring adviser to Windstream.

About Windstream

Windstream Holdings, Inc. (NASDAQ: WIN), a FORTUNE 500 company, is a leading provider of advanced network communications and technology solutions. Windstream provides data networking, core transport, security, unified communications and managed services to mid-market, enterprise and wholesale customers across the U.S. The company also offers broadband, entertainment and security services for consumers and small and medium-sized businesses primarily in rural areas in 18 states. Services are delivered over multiple network platforms including a nationwide IP network, our proprietary cloud core architecture and on a local and long-haul fiber network spanning approximately 150,000 miles. Additional information is available at windstream.com or windstreamenterprise.com. Please visit our newsroom at news.windstream.com or follow us on Twitter at @Windstream or @WindstreamBiz.

Cautionary Statements Regarding Forward-Looking Information

Windstream Holdings, Inc. claims the protection of the safe-harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Forward-looking statements are typically identified by words or phrases such as “will,” “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” “target,” “forecast” and other words and terms of similar meaning. Forward-looking statements are subject to risks and uncertainties that could cause actual future events and results to differ materially from those expressed in the forward-looking statements.

Forward-looking statements include, but are not limited to, risks and uncertainties relating to the Company's Chapter 11 cases (the "Chapter 11 Case"), including but not limited to, the Company's ability to obtain Bankruptcy Court approval with respect to motions in the Chapter 11 Case, the effects of the Chapter 11 Case on the Company and on the interests of various creditors, stockholders and other constituents; Bankruptcy Court rulings in the Chapter 11 Case and the outcome of the Chapter 11 Case in general; the length of time the Company will operate under the Chapter 11 Case; risks associated with third-party motions in the Chapter 11 Case; the potential adverse effects of the Chapter 11 Case on the Company's liquidity or results of operations and increased legal and other professional costs necessary to execute the Company's reorganization; the conditions to which the Company's debtor-in-possession financing is subject and the risk that these conditions may not be satisfied for various reasons, including for reasons outside of the Company's control; uncertainty associated with evaluating and completing any strategic or financial alternative as well as the Company's ability to implement and realize any anticipated benefits associated with any alternative that may be pursued; the impact of any challenge by creditors or other parties to previously completed transactions; risks associated with the impact of regulatory oversight by the Federal Communications Commission and state public utility commissions and the regulations we are subject to in the Chapter 11 Case; the consequences of the acceleration of our debt obligations; trading price and volatility of the Company's common stock and the ability of the Company to remain listed on the Nasdaq Stock Market; and any other statements regarding plans, objectives, expectations and intentions and other statements that are not historical facts.

Forward-looking statements are based on estimates, projections, beliefs, and assumptions that the Company believes are reasonable but are not guarantees of future events, performance or results. Actual future events and results may differ materially from those expressed in these forward-looking statements as a result of a number of important factors. Factors that could cause actual results to differ materially from those contemplated in our forward-looking statements include, among others, factors under “Risk Factors” in Item 1A of the Company’s Annual Report and in subsequent filings with the Securities and Exchange Commission at www.sec.gov. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Investor Contact:
Chris King, 704-319-1025
christopher.c.king@windstream.com

Media Contacts:
David Avery, 501-748-5876
david.avery@windstream.com